PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                     CASH RESERVE PORTFOLIO (THE ''FUND'')

                       SUPPLEMENT DATED DECEMBER 11, 1995
                      TO THE PROSPECTUS DATED MAY 1, 1995

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
  On December 8, 1995, Principal Preservation Portfolios, Inc. entered into an agreement providing for a reorganization (the ''Reorganization'') in which the existing Hub and Spoke(R) structure, of which the Fund is a part, would be restructured so that the Fund and the Prospect Hill Prime Money Market Fund (the ''Institutional Spoke'') of Prospect Hill Trust would operate through a dual class structure within the Cash Reserve Portfolio, rather than as separately incorporated spokes of the Hub and Spoke(R) structure. The Board of Directors believes that the elimination of multiple investment companies and other duplicative expenses associated with the present Hub and Spoke(R) structure would have the effect of reducing the Fund's expense ratio, thereby making it more competitive with other retail money market funds and potentially resulting in increased asset growth. In the Reorganization, shares of common stock of the Fund presently outstanding would be redesignated as shares of Class X Common Stock of Cash Reserve, but the rights and privileges associated with such shares would not be affected by the redisignation.
  The Reorganization is subject to approval by the shareholders of the Institutional Fund. It is presently anticipated that a special meeting of the shareholders of the Institutional Fund will be held on December 28, 1995 and, subject to approval at that meeting, the Reorganization would become effective at the close of business on December 29, 1995. Costs and expenses associated with the Reorganization, including legal and accounting fees and costs associated with soliciting approval from the Institutional Fund's shareholders, will be borne by B.C. Ziegler and Company, and no part of such costs and expenses will be borne by the Fund or its shareholders.
  Following the proposed Reorganization, Ziegler Asset Management, Inc. (''ZAMI'') would continue to manage the assets of the Fund pursuant to an investment advisory agreement substantively identical (including advisory fees paid thereunder) to the current Investment Advisory Agreement by and between ZAMI and The Prime Portfolios (on behalf of the Prime Money Market Portfolio). The investment objective and the investment policies and programs presently employed by ZAMI in managing the Hub's assets would not be affected by the Reorganization. In addition, ZAMI and its affiliates would continue to provide administrative services, distribution services, custodian and depository services, transfer and dividend disbursing agent services, and accounting/pricing services with respect to the Fund's assets and the shares of Cash Reserve's Class X Common Stock.
  The following table provides: (1) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the Prime Money Market Portfolio (the ''Hub'') of The Prime Portfolios, as a percentage of average net assets of the Fund; and (2) the pro forma comparison of expenses estimated with respect to purchases and sales of shares of Cash Reserve Class X Common Stock, and the annual operating expenses of Cash Reserve allocated to the Class X Common Stock, as a percentage of average net assets allocated to the Class X Common Stock. Like the Fund's presently outstanding shares of stock, shares of Class X Common Stock of Cash Reserve would be sold without a sales charge, but would include a Rule 12b-1 distribution fee.
                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         CASH RESERVE CLASS X
                                          THE FUND           COMMON STOCK
                                          --------       --------------------
Investment Management Fee.................   0.20%                0.20%
Distribution (Rule 12b-1) Fees............   0.15%                0.15%
Other Operating Expenses (1)<F1>
  Shareholder Servicing Agent Fees........   0.25%(2)<F2>         0.25%(2)<F2>
  Administrative Fees.....................   0.25%                0.15%(3)<F3>
  Other Expenses..........................   0.47%                0.20%(4)<F4>

                                            ------               ------
     TOTAL OPERATING EXPENSES.............   1.32%                0.95%

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(1)<F1>Other expenses of the Fund reflect actual expenses during the year ended
   December 31, 1994. Expenses incurred in future years may be higher or lower on a percentage basis than those shown in the table, depending upon the gross amount of such expenses and fluctuations in the average net assets of the Fund.
(2)<F2>Shares not maintained in a shareholder account serviced by a shareholder servicing agent (and therefore not charged a shareholder servicing fee) are held in accounts maintained on the books of the Fund and services by B.C. Ziegler and Company pursuant to the terms of a Transfer and Dividend Disbursing Agent Agreement. B.C. Ziegler and Company receives a fee for providing such services, which is currently $16.00 per shareholder account.
(3)<F3>The difference between this pro forma ratio and the historical ratio for administrative fees paid is attributable to the elimination, in connection with the Reorganization, of the administrative services fee presently assessed at the Hub level.
(4)<F4>The difference between this pro forma ratio and the historical ratio for other expenses is attributable to the elimination of certain duplicative expenses associated with the Hub and Spoke(R) structure that is expected to result from the Reorganization, such as compensation to outside trustees, audit fees, registration fees, legal fees, etc.